United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to Rule 14a-12

ZOMEDICA CORP.
(Name of Registrant as Specified in Its Charter)

 ________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Leading Independent Proxy Advisory Firm Glass Lewis

Recommends Zomedica Shareholders Vote FOR the Share

Consolidation (Reverse Stock Split)

ANN ARBOR, MI / ACCESSWIRE / February 6, 2024 / Zomedica Corp. (NYSE American:ZOM) ("Zomedica" or the "Company"), a veterinary health company offering point-of-care diagnostic and therapeutic products for equine and companion animals, today announced that Glass Lewis, a leading independent proxy voting and corporate governance advisory firm is recommending that shareholders vote “FOR” the proposed Share Consolidation/Reverse Stock Split as detailed in the Company’s definitive proxy statement filed on January 17, 2024. Shareholders will be asked to vote on the Reverse Stock Split at Zomedica’s upcoming special meeting of shareholders scheduled to be held on February 28, 2024.

In its report, Glass Lewis noted:

•	"We agree with the board that it is in the best interest of the Company to reduce the number of shares of common stock outstanding and thereby attempt to proportionally raise the per-share price of the Company's common stock."

This news comes shortly after the ISS report dated January 25, 2024, wherein ISS noted that, “A vote FOR this proposal is warranted given that the reverse stock split may enable the company to maintain listing of its common stock on the NYSE American.”

“We welcome the favorable recommendations from both ISS and Glass Lewis and are pleased that both proxy advisory firms recognize the compelling merits of the proposed reverse stock split,” noted Zomedica CEO Larry Heaton.

“As we have outlined in our flings and our most recent shareholder communications, we strongly believe that proposed reverse stock split will allow us to regain compliance with NYSE American listing requirements, improve our capital structure, enhance the appeal of our common shares to the financial community, remove economic disincentives related to purchasing low-priced shares, attract new analyst coverage and potential inclusion in stock indices,” concluded Mr. Heaton.

The Company's upcoming Special Virtual-only Meeting of Shareholders is scheduled to be held on February 28, 2024, at 1:00 pm EST.

The Zomedica Board of Directors strongly recommends that stockholders approve the Reverse Stock Split and encourages stockholders to vote as promptly as possible. Shareholders can vote by mail, Internet or telephone according to the instructions on each Internet Notice, proxy card or voting instruction card received. Proxy materials are available at:  https://www.meetingdocuments.com/TSXT/ZOM.

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HOW TO VOTE:

Zomedica’s proxy and voting materials are being distributed by various parties to investors, and to brokerage firms holding shares on behalf of investors. Investors are encouraged to reach out to their respective financial institutions for additional information and to obtain their proxy materials if they are not yet received.

Zomedica reminds stockholders that every vote is important, no matter how many or few shares it represents. If you have already submitted a proxy, you may change your vote prior to the Special Meeting by voting again using the same materials. Only your latest dated vote counts.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the Special Meeting of Shareholders of the Company scheduled to be held on February 28, 2024 to vote on an amendment to the Company's Articles of Incorporation, as amended, to effect, at the discretion of the Board of Directors (the "Board"), a reverse stock split of the Company's common stock without nominal or par value at a ratio in the range of 1-for-80. In connection with the Special Meeting of Shareholders, the Company filed with the Securities and Exchange Commission (the "SEC") and mailed to its shareholders a proxy statement regarding the business to be conducted at the Special Meeting of Shareholders. The Company may also file other documents with the SEC regarding the business to be conducted at the Special Meeting of Shareholders. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

BEFORE MAKING ANY VOTING DECISION, THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY AMENDMENTS THERETO (WHEN AVAILABLE) IN THEIR ENTIRETY AND ANY OTHER DOCUMENTS FILED OR TO BE FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF SHAREHOLDERS.

Shareholders may obtain a free copy of the proxy statement and other documents the Company files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge on its investor relations website copies of materials it files with, or furnishes to, the SEC.

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Participants in the Solicitation

The Company and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the business to be conducted at the Special Meeting of Shareholders. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company's directors and executive officers in the definitive proxy statement filed in connection with the Special Meeting of Shareholders, which may be obtained free of charge from the sources indicated above. To the extent the holdings of the Company's securities by the Company's directors and executive officers have changed since the amounts set forth in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Forward-Looking Statements

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company's products, the Company's ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: the outcome of clinical studies, the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate acquisitions; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR+ at www.sedarplus.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

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The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American:ZOM) is a veterinary health company creating diagnostic and therapeutic products for horses, dogs, and cats by focusing on the unmet needs of clinical veterinarians. Zomedica's product portfolio includes innovative diagnostics and medical devices that emphasize patient health and practice health. Zomedica's mission is to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit zomedica.com.

Follow Zomedica

•	Email Alerts: http://investors.zomedica.com
•	LinkedIn: https://www.linkedin.com/company/zomedica
•	Facebook: https://m.facebook.com/zomedica
•	Twitter: https://twitter.com/zomedica
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Investor Contact:

Zomedica Investor Relations

investors@zomedica.com

1-734-369-2555

SOURCE: Zomedica Corp.

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